CONTINGENCIES	12 Months Ended
Dec. 31, 2013
CONTINGENCIES
27.	CONTINGENCIES

Dispute with iCarnegie Inc. regarding certain licensing arrangements

In 2009, in cooperation with the Wuxi City government, the Group established the iCarnegie-iSoftStone training center (currently owned 20% by the Group). Some programs provided at the iCarnegie-iSoftStone training center in 2009 utilized the technical curriculum and professional certifications developed and maintained by iCarnegie Inc. and licensed to us pursuant to course licensing arrangements first entered into in 2009. The Group had been negotiating with iCarnegie Inc. new cooperation arrangements, which were expected to replace existing licensing arrangements which include a minimum enrollment fee requirement. In October 2012, iCarnegie Inc. submitted a demand for arbitration to the American Arbitration Association. The arbitration hearing took place from March 31, 2014 through April 4, 2014. As of the arbitration date, iCarnegie was claiming approximately $11,084 (comprised of $5,889 in licensing fees that was allegedly due from the Group to iCarnegie Inc. pursuant to the course license agreement plus interest at a contractual rate of 18% per annum). As of December 31, 2013, the Group has not recorded a provision for this matter because the arbitration remains at its preliminary stage, the Group intends to vigorously defend the arbitration and the ultimate outcome of this arbitration cannot presently be determined.